April 20, 2000


                                              By EDGARLink Transmission
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      Century Bancshares, Inc.
                  Commission File No. 1-16234
                  Definitive Proxy Materials

Ladies and Gentlemen:

On behalf of Century Bancshares, Inc., a Delaware corporation (the "Company"), and pursuant to Rule DEF 14A
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